Exhibit 10.09

Third Amended and Restated

License Agreement

(Google On2 Finland products)

Third Amended and Restated License Agreement (“Agreement”), effective as of August 1, 2014 (“Effective Date”), between Google Inc. (for itself and its Affiliates), 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), and the following licensee (“Licensee”):

Licensee Name:	Legal Entity Type:	Jurisdiction of Formation:
VeriSilicon Holdings Co., Ltd. (for itself and its Affiliates)	Corporation	Cayman Islands

Mailing Address (including country):
4699 Old Ironsides Drive, #350, Santa Clara, CA 95054, U.S.A.

Contact Person:		Title:
Wayne Dai		Chief Executive Officer

Telephone:	Fax:	Email:
+14083138861	+14088448563	Wayne.dai@verisilicon.com

This Agreement pertains to the following (see the Exhibits hereto for further details):

Google Products	As set forth in Exhibit B to this Agreement

This Agreement amends and restates the Second Amended and Restated Licensing Agreement effective April 1, 2013, between Google Inc. and VeriSilicon Holdings Co, Ltd

This Agreement, including Exhibit A (General Terms and Conditions), Exhibit B (Technical Description, which may be in more than one part – e.g., B-1, B-2, etc.) and any other Exhibits hereto, constitutes the entire, final and exclusive agreement between the parties regarding the subject matter hereof as of the date hereof, and supersedes all prior or contemporaneous agreements, understandings, discussions, negotiations and communications, whether written or oral, express or implied. This Agreement may be executed and delivered in counterparts, including facsimile, PDF and other electronic copies, which taken together will constitute one instrument.

In consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby enter into this Agreement as of the Effective Date.

Google Inc.		VERISILICON HOLDINGS CO., LTD.

By:	/s/ Nikesh Arora	By:	/s/ Wayne Dai
Name:	Nikesh Arora	Name:	Wayne Dai
Title:	President, Global Sales and Business Development Google Inc.	Title:	President and CEO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Third Amended and Restated License Agreement

Exhibit A

General Terms and Conditions

1 Definitions. Capitalized terms used in this Agreement are defined in this Section 1 or in the Exhibit or Section where they are first used.

1.1 “Affiliate” means an entity Controlled by, Controlling or under common Control with another entity.

1.2 “Confidential Information” means all nonpublic information concerning the business, technology, internal structure and strategies of a party or its suppliers, that is conveyed by one party to the other party in connection with this Agreement, either orally or in tangible form, and is either marked as “confidential” or is identified as confidential prior to disclosure or that, by its nature, the parties reasonably would or should understand to be confidential. Licensee acknowledges that the contents of this Agreement (including this Exhibit A and any other Exhibits), Google Products, Reference Code, Documentation, Tools, Specifications, listings, flow charts, data, benchmark tests, underlying ideas, algorithms, concepts, procedures, processes, principles, know-how, methods of operation, designs, programming techniques, input data formats and structures are Confidential Information of Google.

1.3 “Control” means the power, directly or indirectly, to direct or cause the direction of management and policies of an entity, through the ownership of securities of such entity representing a majority of the voting power in such entity.

1.4 “Control Code” means the Hardware Product-specific software drivers and control code listed as “Control Code” in Exhibit B, including any Error Corrections and Updates thereto.

1.5 “Customer” means any third party (including any Licensee Affiliate) licensed by Licensee in accordance with this Agreement to market, distribute, sublicense or Sell Licensee Products or Deliverables.

1.6 “Deliverables” means the Google Products, the Reference Code, the Documentation and the Tools.

1.7 “Derivative” means the results of any integration, implementation, synthesis, translation, compilation, addition, deletion or modification of a Deliverable, produced by or for Licensee.

1.8 “Documentation” means the Google Product-specific manuals, guides, testing materials, application interface descriptions, scripts and other documentation, if any, described as “Documentation” in Exhibit B.

1.9 “End Users” means users who acquire or use Licensee Products for their own use and not for integration into their products or services or sublicense to others. The term End Users does not include developers who are end users of a Licensee Product in the form of a software development kit.

1.10 “Error” means any defect in a Google Product that (a) demonstrably existed in such Google Product prior to its delivery to Licensee by Google, (b) is reproducible and (c) causes such Google Product, when properly used, not to function substantially in accordance with the Specifications that apply to such Google Product.

1.11 “Error Correction” means any correction of an Error, or a problem-avoiding workaround that does not constitute an Update, made available to Licensee by Google.

1.12 “Essential Technology” means any technology (including its constituent parts) described as “Essential Technology” in Exhibit B.

1.13 “Essential Technology Intellectual Property Rights” means Intellectual Property Rights to the limited extent that the use or infringement thereof cannot be avoided with reasonable efforts in remaining compliant with an Essential Technology, including optional implementations thereof provided for by the body or institution that has set the applicable Essential Technology standard, taking into account normal technical practice and the state of the art generally available at the time of standardization.

1.14 “Export Control Laws” means all export and re-export control laws and regulations applicable to the Deliverables or to the exercise of Licensee’s rights under this Agreement.

1.15 “Google Video Product” means a Google-owned or –managed video technology, and/or video technology developed by Google in collaboration with its partners, that includes (1) an On2 Product; (2) a predecessor to an On2 Product; including without limitation VP8 and VP9; and/or (3) a successor of an On2 Product.

1.16 “Gate Level” means the netlist level of abstraction in creating a system on a semiconductor chip that can be directly generated into a semiconductor chip pattern or similar design for fabrication.

1.17 “Google Products” means the Hardware Products (including any Essential Technology therein), the Software Products (including any Essential Technology therein), the Control Code and the Proprietary Video Standards as described in the applicable Exhibit B attached to this Agreement (and incorporated herein by reference as if fully set forth), as the same may be updated by agreement of the Parties from time to time in accordance with Section 4.2 (collectively “Exhibit B”).

1.18 “Hardware Products” means the hardware codec technology, if any, described as “Hardware Products” in Exhibit B that may be integrated and implemented under this Agreement into a system on a chip, including any Error Corrections and Updates thereto.

1.19 “Intellectual Property Rights” means all intellectual property rights arising under statutory or common law or any legal system in the world, including those that are acquired or obtained under a contract with a third party, and whether or not perfected, including any of the following: (a) copyrights, copyright registrations, mask works and mask work registrations; (b) rights relating to the protection of trade secrets and confidential information; (c) patents, as regards the On2 Products only; (d) trademarks, service marks, trade names, trade dress and domain names, and registrations for the foregoing, of all kinds and types; (e) utility models and chip topography design rights; (f) any rights analogous to those set forth in this definition in non-U.S. jurisdictions; and (g) any renewals or extensions of the foregoing (as and to the extent applicable) now existing, or hereafter filed, issued or acquired.

1.20 “Licensee Product” means a product or service that Licensee develops that uses the Google Products.

1.21 “Object Code” means computer programming code, substantially or entirely in binary form, that is directly executable by a computer after suitable processing but without the intervening steps of compilation or assembly.

1.22 “On2 Products” means the Hardware Products (including any Essential Technology therein), the Software Products (including any Essential Technology therein), the Control Code and the Proprietary Video Standards as described in the applicable Exhibit B attached to this Agreement (and incorporated herein by reference as if fully set forth), as the same may be updated by agreement of the Parties from time to time in accordance with Section 4.2 (collectively “Exhibit B”).

1.23 “Priority Update” means an Update designated as a Priority Update by Google upon delivery to Licensee, following a reasonable determination by Google that the circumstances surrounding such Update and the Google Product to which it relates makes it important that Licensee begin using such Update promptly, including but not limited to strategic and business objectives.

1.24 “Proprietary Video Standards” means any proprietary video standards of Google or its Affiliates that are specified in Exhibit B, including all Intellectual Property Rights related thereto.

1.25 “Reference Code” means any software module described as “Reference Code” in Exhibit B that is provided by Google to Licensee in connection with a Google Product for the purpose of providing a reference as to how such module could operate.

1.26 “RTL” means the logic register transfer level of abstraction in creating a system on a semiconductor chip.

1.27 “Sale,” “Sell” or “Sold” means any license, sublicense, rental, lease, sale or other distribution of Licensee Products, irrespective of whether such distribution is made for consideration or not, or on a trial basis.

1.28 “Software Products” means the commercialized software technology, if any, listed as “Software Products” in Exhibit B, including any Error Corrections and Updates thereto.

1.29 “Source Code” means software code, other than Object Code, including source code level system documentation, comments and procedural code, such as job control language, that may be printed out or displayed in a form that is readable and understandable by a programmer possessing ordinary skills.

1.30 “Specification” means the features, operational characteristics and requirements, if any, of a Google Product that are described as “Specifications” in Exhibit B.

1.31 “Tape Out” means a semiconductor chip pattern of the Licensee Product ready to be provided to a factory for production without further steps of development, integration or implementation and into which the Google Product is integrated and/or implemented.

1.32 “Term” means the term of this Agreement as described in Section 12.1.

1.33 “Tools” means the Google Product-specific hardware or software development or testing tools, if any, described as “Tools” in Exhibit B.

1.34 “Update” means a revision, patch, bug fix, maintenance release, or new module to or for the Google Products or WebM Technology made available to Licensee by Google.

1.35 “WebM Decoder” means a component of a Google Product consisting of a video decoder capable of decoding video in the VP8 video format or its successor technology, and that may include as well one or more additional components of the WebM Technology.

1.36 “WebM Encoder” means a component of a Google Product consisting of a video encoder capable of encoding video in the VP8 video format or its successor technology, and that may include as well one or more additional components of the WebM Technology.

1.37 “WebM Technology” means (a) the VP8 and VP9 technology identified in Exhibit B and/or its successor technology, (b) the Ogg Vorbis technology identified in Exhibit B, (c) the Matroska container technology identified in Exhibit B, (d) any other technology included in or added to the WebM Technology as made available by the WebM Project (currently described at http://www.webmproject.org) and (e) any Updates to any of the foregoing as made available by the WebM Project.

2	License.

2.1 Integration, Implementation and Testing. Subject to the terms and conditions of this Agreement (including but not limited to Section 2.9), Google hereby grants to Licensee, and Licensee hereby accepts from Google, the following licenses, under Google’s Intellectual Property Rights, during the Term:

(a)	Hardware Products. With respect to the Hardware Products, a limited, non-exclusive, non-transferable (except as expressly set forth herein), royalty-free, worldwide license, solely for the purpose of integrating and implementing the applicable Hardware Products into, and testing, developing and embedding the applicable Hardware Products in, the applicable Licensee Product, to:

(i)	Use (execute), modify (including adding or reducing embedded SRAM memory size, adding to or removing from functionality described in Specifications, creating Derivatives and porting to development tools, operating systems or technology platforms), integrate and reproduce the Hardware Products, in RTL and Gate Level, and synthesize such from RTL to Gate Level;

(ii)	Use (execute), reproduce, integrate and develop any Control Code and/or Reference Code, only in Source Code form, as well as compile such from Source Code into Object Code;

(iii)	Use and reproduce the Documentation and Tools specific to the Hardware Products and/or Reference Code to the extent necessary for exercising the rights under Section 2.1(a)(i) and for testing internally the Hardware Product;

(iv)	Make a reasonable number of copies of the Hardware Products and Reference Code for backup and disaster recovery purposes; and

(v)	Except as expressly set forth in this Agreement, during the term of this Agreement, sublicense and deliver any or all of the rights licensable by Licensee under this Section 2.1(a) to Customers for a period of *****, via binding written agreements between Licensee and such Customers, for the purpose of such Customers using Hardware Products to implement Google Products on semiconductor chips for sale to End Users; provided, however, that:

(A)	Licensee may not sublicense or deliver to Customers a right to modify or further modify the Hardware Products other than solely as necessary to integrate such Hardware Products, as sublicensed or delivered by Licensee to such Customers, into such Customers’ products; and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(B)	Licensee shall give Google ten (10) business days’ prior written notice of each proposed sublicense under this Section 2.1(a)(v), and may enter into such sublicense only if Google does not, within such ten (10) business days, determine in good faith, and communicate such determination in a written notice to Licensee, that the proposed sublicense would exceed the rights of Licensee under this Section 2.1(a)(v) or would otherwise breach this Agreement or would otherwise impact Google’s actual or prospective strategic business or commercial relationships. Licensee’s notice hereunder shall include (i) the name and address of the proposed sublicensee; (ii) the term of the proposed sublicense; (iii) a description of the Google Product, with a separate description of any Google Product Source Code therein; (iv) a description of the applicable Licensee Product; (v) a description of the sublicensee platform or environment for which the Licensee Product is or would be designed or in which the Licensee Product would be authorized for use by the sublicensee; and (vi) any other information that Google may reasonably request in order to determine whether the proposed sublicense exceeds the authority of this Section 2.1(a)(v) or otherwise breaches this Agreement, or would otherwise impact Google’s actual or prospective strategic business or commercial relationships. A failure by Google to object to a proposed sublicense under this Section 2.1(a)(v)(B) shall not constitute an admission by Google that such sublicense complies with this Section 2.1(a)(v) or does not otherwise breach this Agreement, and shall not constitute a waiver of Google’s right to conduct an audit with respect to such sublicense under Section 2.14. For clarity, and notwithstanding Section 13.7, the sublicense notice requirements under this Section 2.1(a)(v)(B) shall be sent via email by Licensee to the following email addresses: (a) legal-notices@google.com; (b) mfrost@google.com; (c) jhuoponen@google.com. For purposes of this Section 2.1(a)(v)(B), an email response affirmatively accepting or objecting to a proposed sublicense from Google to Licensee shall meet the notice requirements.

Google may modify the limitations of the sublicense in Section 2.1(a)(v) from time to time upon ***** to Licensee, which updates shall apply to Licensee non-retroactively.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)	Software Products. With respect to the Software Products, a limited, non-exclusive, non-transferable (except as expressly set forth herein), royalty-free, worldwide license, solely for the purpose of testing the Software Products in the applicable Licensee Product, to:

(i)	Use (execute), modify (including creating Derivatives) and reproduce the Software Products in Source Code form;

(ii)	Use and reproduce the Documentation specific to the Software Products to the extent necessary for exercising the rights under Section 2.1(a)(i);

(iii)	Use the applicable Tools and Documentation internally in connection with any test procedures agreed upon by the parties hereto in writing;

(iv)	Make a reasonable number of copies of the Software Products for backup and disaster recovery purposes; and

(v)	Except as expressly set forth in this Agreement, sublicense and deliver any or all of the rights of this Section 2.1(b) to Customers for a period of up to five years, via binding written agreements between Licensee and such Customers, for the purpose of such Customers and their respective contractors using Software Products to implement Google Products on semiconductor chips for sale to End Users. Google may modify the limitations of this sublicense Section 2.2(b)(v) from time to time upon ***** to Licensee, which updates shall apply to Licensee non-retroactively.

2.2 Use, Reproduction, Distribution and End User Licensing. Subject to the terms and conditions of this Agreement, Google hereby grants to Licensee, and Licensee hereby accepts from Google, a limited, non-exclusive, non-transferable (except as expressly set forth herein), royalty-free, worldwide license, under Google’s Intellectual Property Rights, during the Term, to:

(a)	Use, Copying and Production License (Hardware). Use (execute) and reproduce the Hardware Products, only in Gate Level, for the purpose of producing Licensee Products containing such Hardware Products.

(b)	Use, Copying and Production License (Software). Use (execute) and reproduce, in Object Code, the applicable Control Code, Reference Code and Software Products, and embed copies of the Control Code, Reference Code and Software Products resulting from such reproduction, in Object Code in Licensee Products.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	Distribution License. Distribute (including import and export), market and Sell any reproductions resulting from the exercise of the licenses granted under Sections 2.2(a) and 2.2(b) as embedded in Licensee Products pursuant to legally binding, written agreements that:

(i)	Prohibit the other entity, and require that such other entity prohibit all entities to which it further distributes, markets or Sells, from reverse engineering, decompiling or disassembling any Google Product Object Code to discover any Google Product Source Code or otherwise attempting to derive any Google Product Source Code from any Google Product Object Code (except to the limited extent that such activities are expressly permitted by applicable law notwithstanding this limitation);

(ii)	Require the other entity, and require that such other entity require all entities to which it further distributes, markets or Sells, to maintain compliance with the requirements in Section 2.9(c); and

(iii)	Intentionally Deleted.

(iv)	Include a provision under which the other entity commits to require any customer or other entity to which it further distributes, markets or Sells the Licensed Product (any such customer or other entity, a “Manufacturer”) to agree in writing, for the benefit of both Licensee and Google (as third party beneficiary), that such Manufacturer will have in place a separate written agreement with Google, dated after September 28, 2010 and in effect prior to any distribution, marketing or Sale of Licensed Product by such Manufacturer, under which Google grants such Manufacturer a right to engage in such distribution, marketing or Sale of the VP6, VP8, and VP9 technology and Reference Code. Licensee may refer its Customer to www.webmproject.org for information about obtaining such license. Google may, in its sole discretion, waive the “dated after the Effective Date” component of the foregoing requirement in writing with respect to such Manufacturer (including but not limited to doing so in a written communication to or with such Manufacturer if a copy thereof is provided to Licensee). For clarity, no Manufacturer that does not have such an agreement with Google with respect to the VP6, VP8, and VP9 technology and Reference Code shall have any right to license, distribute, market or Sell any Licensed Product and Google may immediately terminate any use of the VP6,VP8, and VP9 technology and Reference Code retroactive from the date of such unauthorized use as a result of non-compliance with the requirements of Section 2.2(c)(iv) by Licensee or the other entity. Manufacturers that are party to the VP8 Patent Cross-License, or VP9 Patent-Cross License once available, satisfy the requirements of this Section 2.2(iv).

(d)	End User License. License End Users to use any reproductions resulting from the exercise of the licenses granted under Sections 2.2(a) and 2.2(b) as embedded in Licensee Products.

(e)	Sublicense Rights.

Sublicense to Customers any of the rights granted under the foregoing provisions of this Section 2.2, subject to the limitations set forth in Sections 2.1(a)(v) and 2.1(b)(v), for the Sublicense Term.

(f) Licensee shall have a right to sublicense the Control Code, under the terms of the GNU General Public License version 2 (the “GPL License”).

Licensee shall receive the Control Code under the terms of the GPL License. With respect to any portions of the Control Code, Licensee may exercise all rights in such software granted pursuant to the GPL License. Should there be a conflict between the terms and conditions of this Agreement and the terms and conditions of the GPL License, the terms and conditions of the GPL License will take precedence over this Agreement.

Licensee shall not use or sublicense the Control Code in such a manner as would cause any other files, software, documentation or materials delivered or licensed by Google to Licensee under this Agreement to become subject to the GPL License or any other open source license.

The Control Code, and any additional documentation delivered by Google to Licensee in connection therewith and marked by Google as pertaining to the Control Code, will not be deemed “Confidential Information”.

2.3 Proprietary Rights Notices. Licensee will not remove, alter or obscure any confidentiality or proprietary notices (including copyright and trademark notices) of Google or its licensors or suppliers on, in or displayed by the Google Products, Documentation and Tools.

2.4 Credit. Licensee shall include, within the Licensee Product or the documentation or packaging relating thereto, a credit pertaining to the Google Products, as follows: “Copyright © [then current year] Google Inc. All rights reserved.”

2.5 Export Control Laws. Licensee will comply with, and will obtain all prior governmental authorizations required by, the Export Control Laws.

2.6 Limitations. Licensee will not, nor will it authorize others to, do any of the following:

(a)	Use, copy or distribute the Google Products, Reference Code, Documentation, Tools, Specifications or Derivatives in a manner inconsistent with the terms of this Agreement;

(b)	Grant (or purport to grant) any right under this Agreement that is not granted by Google to Licensee hereunder;

(c)	License or distribute any Deliverable or Derivative on a “stand-alone” basis except as may be authorized under this Agreement;

(d)	Grant access to Google Source Code to any employees except employees who are required to perform Licensee’s obligations under this Agreement and are subject to written confidentiality agreements containing terms at least as strict as the confidentiality terms in this Agreement (“Authorized Employees”), and grant access to Hardware Products and Derivatives thereof to Authorized Employees only in Gate Level or as a Tape Out result;

(e)	Use any Google Source Code other than on access-controlled, password-protected computers located at or networked securely to secure site(s) with access restricted to Authorized Employees (“Source Code Sites”);

(f)	Store any backup copies of the Google Source Code other than on external storage media kept within locked, secured locations at the Source Code Sites; or

(g)	Treat any associated information (minutes from meetings, engineering notebooks, etc.) containing Google Source Code in a manner less secure than Google Source Code itself.

2.7 Subcontractors. Licensee may exercise its rights under this Agreement via subcontractors, and may authorize its Customers to do so, but only if Licensee or each such Customer has a written agreement with each such subcontractor that (a) contains confidentiality terms at least as strict, with respect to Confidential Information, as those in this Agreement; (b) contains restrictions on the use of the Google Products and Deliverables at least as great as those in this Agreement; (c) with respect to Google Products Source Code, requires all of the protective measures that Licensee is required to take with respect thereto under this Agreement; and (d) makes such subcontractor’s employees subject to the same restrictions and obligations as Authorized Employees.

2.8 Essential Technology Licenses. The grant of any licenses under this Agreement and Licensee’s exercise of its rights under such licenses and the exercise by any Subcontractor, Customer or End User of its rights under such licenses, may be subject to the Essential Technology Intellectual Property Rights. Licensee will inform all Subcontractors and Customers of the aforesaid in its written agreements with such Subcontractors and Customers, and Google shall be deemed a third party beneficiary of such contractual provisions of Licensee. Google will not be responsible for obtaining or maintaining any licenses to any Essential Technology or Essential Technology Intellectual Property Rights necessary for the full or partial exploitation of Licensee’s or any Subcontractor’s, Customer’s or End User’s rights under this Agreement.

2.9 WebM Technology. Notwithstanding any other provision of this Agreement:

(a)	If a Licensee Product supports ***** (regardless of the format), and a ***** is made available to Licensee by the ***** or is licensed and delivered by Google to Licensee, Licensee *****.

(b)	If a Licensee Product supports video encoding (regardless of the format) and a ***** is made available to Licensee by the ***** or is licensed and delivered by Google to Licensee, *****. Notwithstanding the foregoing, the requirements of this Section 2.9(b) shall not apply if (i) a Customer explicitly in writing requests that Licensee not support the ***** part of the ***** in such Licensee Product, (ii) Licensee provides to Google information regarding the reasons given by the Customer for such written request, (iii) Licensee promptly provides Google with such other information pertaining to such Customer request as Google may reasonably request and (iv) five (5) days have passed since provision by Licensee to Google of the document and other data described in clause (ii) above. If all of the events described in clauses (i)-(iv) above have occurred, then Licensee shall have the right to integrate, implement and use the Google Products according to the license in Sections 2.1 and 2.2, with respect to such Customer, in and for the Licensee Product to which such Customer request relates *****. For avoidance of doubt, this Section 2.9(b) shall only apply if a Customer licenses and shall be under a contractual obligation to implement the *****. If Google charges a Customer for the Manufacturer’s License discussed in Section 2.2(c)(iv), then Google will waive any contractual obligation of such Customer *****.

(c)	Licensee shall not modify, integrate, implement or use the WebM Technology in or for a Licensee Product in a manner that renders such Licensee Product incompatible with the bitstream specification as embodied in the WebM Technology as made available by the WebM Project or as licensed and delivered by Google to Licensee.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	Section 2.9(a)-(c) shall not apply to Licensee Products that are targeted exclusively for applications in certain market segments that are either (i) exempted on a case-by-case basis following the procedure set out in Section 2.9(b) for excusing the requirement of the *****, or (ii) included in the ***** by written agreement of the Parties in their regular Quarterly Review meeting (as defined in Section 4.3).

(e)	At any time during which the conditions described in 12.2(c) are met, Google shall have the right, in its sole discretion, to deliver to Licensee a written notice *****, beyond 30 days after such notice, from *****, or ***** if all are so affected, in or for a Licensee Product unless *****.

2.10 Sorenson Spark Technology. If a Google Product is delivered by Google to Licensee with any Sorenson Spark technology as identified in Exhibit B (“Sorenson Spark Technology”), then, notwithstanding any other term of this Agreement, (a) Google shall have the right to notify Sorenson Media, Inc. (“Sorenson”) of Licensee’s having licensed the Sorenson Spark Technology or an implementation thereof from Google; (b) Sections 2.1(a)(v), 2.1(b)(v) and 2.2 shall not apply with respect to the Sorenson Spark Technology (although Licensee or its Customers may seek to acquire those or similar rights from Sorenson); (c) with respect to the Sorenson Technology, in addition to all applicable credit and attribution requirements in this Agreement, Licensee shall comply with any credit and attribution requirements contained in the Sorenson Technology’s published documentation; and (d) the additional Google termination rights described in Section 12.2(d) of this Agreement shall apply.

2.11 RealNetworks Technology. If a Google Product is delivered by Google to Licensee with any RealNetworks technology as identified in Exhibit B (“RealNetworks Technology”), then, notwithstanding any other term of this Agreement, (a) Google shall have the right to notify RealNetworks, Inc. (“RealNetworks”) of Licensee’s having licensed the RealNetworks Technology or an implementation thereof from Google; (b) Section 2.2 shall not apply with respect to the RealNetworks Technology unless Licensee complies with the RealNetworks pass-through terms (if any) that are set forth in the Exhibit B relating to the applicable Google Product; and (c) Sections 2.1(a)(v), 2.1(b)(v) and 2.2 shall not apply with respect to any RealNetworks Technology Source Code (although Licensee or its Customers may seek to acquire those or similar rights from RealNetworks).

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.12 DivX. If a Google Product is delivered by Google to Licensee with any DivX, Inc. (“DivX”) technology as identified in Exhibit B (“DivX Technology”), Licensee shall become a DivX Certified Partner prior to delivery of such Google Product by Google to Licensee. Licensee shall comply with any and all such additional requirements or restrictions described in Google’s statement.

2.13 Sublicensing Reports. Within ten (10) days after entering into a sublicense under Sections 2.1(a)(v), 2.1(b)(v) or 2.2(e), Licensee shall notify Google of such sublicense (with email sufficient for purposes of this Section 2.13), to include the following information:

(a)	The name and address of the sublicensee;

(b)	The term of the sublicense;

(c)	A description of the Google Product sublicensed, including a description of any Source Code included therein;

(d)	A description of the Licensee Product of which such Google Product is a part;

(e)	A description of the sublicensee platform or environment for which the Licensee Product is designed or in which the Licensee Product may be used by the sublicensee; and

(f)	Any other information regarding such sublicenses that Google may reasonably request.

2.14 Recordkeeping and Audits. During the Term and for two (2) years thereafter, Licensee will maintain complete, clear and accurate records sufficient to establish its compliance with the terms of this Agreement (including but not limited to Sections 2.1(a)(v), 2.1(b)(v) and 2.2(e)). Google will have the right, on seven (7) days’ prior written notice, itself or through its professional advisors, during ordinary business hours, to conduct an audit of Licensee’s records to verify Licensee’s compliance with the terms of this Agreement (including but not limited to Sections 2.1(a)(v), 2.1(b)(v) and 2.2(e)). Google may conduct such audits no more than once per calendar quarter, although such limitation shall not apply during any period in which Google has not received all sublicensing reports from Licensee as required under Section 2.13. Google’s audit right shall include a right to audit and review all sublicense agreements and related documentation pertaining to Licensee’s sublicenses under Sections 2.1(a)(v), 2.1(b)(v) and 2.2(e), and Licensee shall ensure that all such sublicenses include an express provision permitting Google to perform such audit and review notwithstanding any confidentiality provisions otherwise applicable. Google will comply with the confidentiality provisions of Section 8 of this Agreement with respect to any sublicense agreements audited or reviewed by Google hereunder.

2.15 Licensee’s Responsibilities. Licensee shall be responsible for any breaches by Licensee’s employees, Licensee’s subcontractors and Licensee’s subcontractors’ employees of this Section 2 or of any other obligations imposed on Licensee or its employees under this Agreement.

2.16 Implementation License. Google hereby grants to Licensee a worldwide, perpetual, royalty-free, fully paid up right and license, to:

Copy, modify, improve, display and create derivative works of the VP9 technology for the purpose of implementing the VP9 Encoder to be included along with the HEVC encoder in Licensee’s multi-format encoder (“Multi-format Encoder”); and make, use, sell, offer for sale and import the VP9 technology as incorporated in the Multi-format Encoder.

Licensee shall own all right, title and interest in the Multi-format Encoder, subject to Google’s Intellectual Property Rights in the VP9 technology and to third parties’ Intellectual Property rights in each third-party technology included in the Multi-format Encoder.

3	Delivery.

Following mutual execution of this Agreement, except to the extent that Google has previously made delivery thereof to Licensee, Google will deliver the Deliverables to Licensee, either electronically or via CD-ROM. Electronic delivery will be deemed made as soon as Google has made the Deliverable available for download and informed Licensee of the availability of the Deliverable.

4	Technical Support and Updates.

4.1 Technical Support. Google shall not be required to provide Licensee with any technical support pertaining to the Deliverables. Licensee shall be responsible for providing support and maintenance to its licensees for the WebM G2 VP9 decoder, including bug fixes and, as agreed in the Quarterly Review meetings, new feature implementations. Licensee shall use reasonable efforts to support WebM Project hardware licensees through the WebM Project discussion forums. The parties will discuss at the Quarterly Meetings the scope of Licensee’s support under this Section 4.1, and confirm the support plan in writing.

4.2 Updates. Google shall not be obligated to supply Licensee with any Updates. However, if Google supplies the applicable Update to other licensees of the relevant Google Product generally, Google shall also supply such Update to Licensee. If Google elects to supply Licensee with an Update, Licensee may use such Update in any (a) additional (entirely new) Licensee Product deployed by Licensee after receipt of such Update; (b) new implementation or integration of the Google Product performed by

Licensee after receipt of such Update; and (c) update or upgrade performed by Licensee after receipt of such Update, of a Licensee Product or Google Product implementation or integration existing as of the date of receipt of such Update (unless such update or upgrade cannot reasonably accommodate such Update).

All Updates shall be presumed to be implemented by Licensee and shall conclusively be presumed to be the currently operative Exhibit B-x without further need to amend Agreement. If Licensee elects to not implement any Update, Licensee shall promptly but in no event later than fourteen (14) days provide notice of the Update non-implementation to Google sent via email to the following e-mail addresses: (a) legal-notices@google.com; (c) mfrost@google.com; and (d) jhuoponen@google.com(“Update Notice”).

4.3 The Parties’ responsible representatives shall hold regular review meetings within the first two (2) weeks of each quarter (“Quarterly Review”) to discuss the following topics, along with any other issues that may be appropriate: (i) the market segments that shall be exempted from the requirements of Sections 2.9(a)-(c) in sublicenses granted in the ensuing quarter; (ii) the specific new feature implementations to be introduced by Google that Google will expect VeriSilicon to support under the provisions of Section 4.1; and (iii) support for other multi-format VP9 or WebM products as the Parties may agree. Either Party may suggest additional topics for discussion at the Quarterly Review meeting on reasonable notice to the other Party. The Quarterly Review meetings may be held either in person or telephonically, provided that in any Quarterly Review held telephonically, all attendees must be able to hear and speak to all other attendees.

5	Financial Matters.

(a)	License Fees.

(i)	For the grant of rights from Google to Licensee under Section 2 as it relates to the Sorenson Technology, Licensee shall pay Google a one-time license fee of $***** within 30 days of Google’s invoice therefor, which invoice may be sent by Google following the mutual execution and delivery of this Agreement. Google acknowledges receipt of such payment.

(ii)	*****.

(b)	Royalties. There are no royalties due or payable from Licensee to Google under this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	Technical Support and Update Fees. There are no technical support or Update fees due or payable from Licensee to Google under this Agreement, other than expenses of Google reimbursable by Licensee under Section 4.1.

(d)	Payments. All payments required from either party under this Agreement will be made in U.S. dollars and remitted by wire transfer of immediately available funds to the bank account designated by the party entitled to payment.

(e)	Taxes. If any sales, VAT, excise, withholding or other taxes, duties or governmental charges are due in connection with this Agreement (other than income taxes imposed on Google) (collectively, “Taxes”), Licensee will pay such Taxes.

6	Press Releases.

Without the prior written consent of the other party, neither party will issue any press release concerning this Agreement, the other party or the relationship between the parties.

7	Intellectual Property.

7.1 Ownership. The Google Products, Reference Code, Documentation, Tools and Specifications, including all Intellectual Property Rights therein, are the exclusive property of Google and its licensors and suppliers. All rights in and to the Google Products, Reference Code, Documentation, Tools and Specifications not expressly granted to Licensee are reserved by Google and its licensors and suppliers. All Confidential Information disclosed by one party to the other pursuant to this Agreement will remain the exclusive property of the disclosing party. Licensee will not pledge, mortgage, encumber or offer as security in any manner any part of this Agreement, any of the rights granted hereunder or any part of the Google Products, Reference Code, Documentation, Tools or Specifications.

7.2 Trademarks. Each party will remain the owner of its respective trademarks and service marks (collectively, “Marks”). Without the prior written consent of the other party, neither party will use the other party’s Marks in connection with this Agreement, the other party or the relationship between the parties.

7.3 Non-Assert. Without limitation to Google’s remedies in the event of a breach of the licenses in this Agreement by Licensee, Licensee covenants and agrees that if Licensee, its agents, Affiliates and/or Affiliates’ agents institutes, assists, funds, orders or agrees to the institution or funding of any patent litigation against any person or entity (including a cross-claim or counterclaim in a lawsuit) alleging that (i) a Google Video Product or any code incorporated within the Google Video Products, alone or in combination, constitutes direct or contributory patent infringement, or inducement of patent infringement; or (ii) hardware or software that contains a Google Video Product, in whole or in part, alone or in combination, constitutes direct or contributory patent infringement, or inducement of patent infringement, to the extent such alleged infringement claim is based on a Google Video Product, then patent license rights granted to Licensee under this license shall terminate as of the date such litigation is filed. The parties expressly waive the confidentiality of the provisions of this Section 7.3.

8	Confidentiality.

8.1 Duties. Each party (“Recipient”) will hold Confidential Information of the other party (“Disclosing Party”) in strict confidence and will (a) not use for any purpose or disclose to any person such Confidential Information except as expressly permitted under this Agreement; (b) use at least the same degree of care, but no less than a reasonable degree of care, to prevent disclosure of the Confidential Information as it employs with respect to its own confidential data, trade secrets, and proprietary information; (c) give its employees, Affiliates and independent contractors access to such Confidential Information only on a need-to-know basis, and only if they have a written obligation of confidentiality to the Recipient; and (d) not copy or load any of the Confidential Information onto any computing device or store the Confidential Information electronically, except in circumstances in which the Recipient has taken reasonable precautions to prevent unauthorized access. When making use of the licenses granted to Licensee under this Agreement, Licensee shall protect all Deliverables and Derivatives, including but not limited to Google’s RTL, Source Code, Confidential Information and Intellectual Property Rights, against infringement and other unauthorized use, by appropriate contractual terms with its counterparties that are no less protective than this Agreement and, where reasonably practicable, technical measures to the same degree that Licensee protects its own like technology, RTL, Source Code, Intellectual Property Rights and Confidential Information, but in no event with less than reasonable care.

8.2 Exceptions. Confidential Information does not include, and the duties of Section 8.1 do not apply to, information (a) that at the time of disclosure was, or becomes, generally available to the public, through no act or failure of the Recipient; (b) that is rightfully known to the Recipient at the time of receiving such information; (c) that is furnished to the Recipient by a third party without restriction on disclosure and without the Recipient’s having actual notice or reason to know that the third party lacks authority to so furnish the information; (d) that is independently developed by the Recipient without the use of any Confidential Information of the Disclosing Party and without a breach of any confidentiality obligation under this Agreement; or (e) as to which the Disclosing Party expressly waives confidentiality in writing. In addition, for the avoidance of doubt, Licensee may disclose Google’s Confidential Information to Licensee’s Customers under written non-disclosure terms and conditions no less rigorous than those reflected in this Agreement, provided that Source Code and RTL Confidential Information of Google may be disclosed by Licensee to its Customers only in compliance with the other provisions of this Agreement.

8.3 Required Disclosures. Notwithstanding Section 8.1, the Recipient may disclose the Disclosing Party’s Confidential Information if and solely to the extent required by law (including U.S. securities laws), court order, subpoena or a governmental or supervisory authority or stock exchange to which the Recipient is subject; provided, however, that if legally permitted, the Recipient must first promptly notify the Disclosing Party of such requirement so as to allow the Disclosing Party the maximum opportunity to seek protective orders or other relief prior to disclosure.

8.4 Confidentiality of Agreement. Neither party will disclose any terms of this Agreement to anyone, except for disclosure (a) to such party’s attorneys, accountants and other professional advisors who have a need to know and are under a duty of confidentiality consistent with and no less protective of the Disclosing Party’s Confidential Information than the terms of this Agreement; (b) to interested parties in connection with a proposed merger (of any kind), debt or equity financing, public offering of shares or sale of such party’s business, provided that such interested party is bound by a duty of confidentiality consistent with and no less protective of the Disclosing Party’s Confidential Information than the terms of this Agreement; (c) in connection with a mutually agreed-upon press release or (d) of the provisions of Section 7.3.

9	Representations, Warranties and Disclaimer.

9.1 Representations and Warranties. Each party represents and warrants to the other that it has the right, power and authority to enter into this Agreement.

9.2 Customers. Licensee shall ensure that terms no less restrictive than those contained in this Agreement, including the warranty disclaimers and limitation of liability terms set forth in this Agreement, are accepted by each Licensee Customer in writing prior to any Sale of a Google Product, Deliverable or Derivative to such Customer.

9.3 DISCLAIMER. THE GOOGLE PRODUCTS AND DELIVERABLES ARE PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND, AND BOTH PARTIES EXPRESSLY AGREE AND ACKNOWLEDGE THAT THE GOOGLE PRODUCTS ARE BEING PROVIDED WITHOUT ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS, WHETHER EXPRESS, IMPLIED, STATUTORY, ARISING OUT OF A COURSE OF DEALING OR USAGE OF TRADE OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PARTICULAR PURPOSE OR USE, NONINFRINGEMENT, QUALITY, PRODUCTIVENESS OR CAPACITY, OR THAT THE OPERATION OF THE GOOGLE PRODUCTS WILL BE ERROR-FREE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY GOOGLE, ITS DIRECTORS, OFFICERS, EMPLOYEES, LICENSORS, SUPPLIERS, AGENTS OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, LICENSING, SUBLICENSING, SUPPLY OR DELIVERY OF THE GOOGLE PRODUCTS WILL CREATE A REPRESENTATION, CONDITION, OR WARRANTY, AND LICENSEE MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE.

9.4 Third Party Products. Without limiting the generality of Section 9.3 hereof, any third party software (including any third party’s plug-in) or third party hardware that may be provided or recommended for use with the Google Products (“Third Party Products”) is provided or recommended for use at Licensee’s sole risk. If Licensee uses Third Party Products, such use will be governed by the applicable third party provider’s license agreement, which may accompany the Third Party Products or be available on the Internet. Licensee will comply with any such third party provider license agreements. Licensee’s use of Third Party Products may also require Licensee to pay license fees to the applicable third party, which is Licensee’s sole responsibility. Google provides any Third Party Products “as is,” makes no representations or warranties with respect to Third Party Products and will have no liability with respect to Licensee’s use or inability to use Third Party Products.

10	Indemnification.

10.1 Scope of Indemnification. Licensee will defend, indemnify and hold harmless Google and its Affiliates from and against all liabilities, damages and costs arising out of (a) any third party claim made against Google or its Affiliates in connection with (i) the provision by Licensee to its Customer of a representation or warranty regarding the Google Products or any Licensee Product, if such representation or warranty is not provided by Google to Licensee in this Agreement, (ii) any modifications to the Google Products, other than modifications made by Google, where the unmodified Google Product would not have given rise to the claim, (iii) the use or combination of the Google Products with non-Google programs, data or equipment, where the Google Products alone would not have given rise to the claim, (iv) any failure by Licensee to use an Update required to be used under Section 4.2 hereof, where such use would not have given rise to the claim, (v) any use or distribution by Licensee of a Google Product (or Derivative thereof) beyond 30 days after Google has delivered to Licensee a Priority Update relating thereto, where the use or distribution of such Priority Update would not have given rise to the claim; (vi) an infringement (or alleged infringement) by any Licensee Product of any Essential Technology or third party Intellectual Property Right, where the applicable Google Products alone would not have given rise to the claim; (vii) Licensee’s breach of Section 2.5 hereof (Export Control Laws); (viii) Licensee’s breach of Section 2.2(f) hereof.

10.2 Indemnification Procedures. The obligations of Licensee described in this Section will be subject to Google’s notifying Licensee promptly in writing of the applicable claim or action, giving Licensee exclusive control of the defense and settlement negotiations relating thereto and providing Licensee with reasonable cooperation (at Licensee’s expense) in connection therewith. Google may (at its own expense) have its own counsel in attendance at all public interactions and substantive negotiations relating to a claim or action covered by this Section. If the settlement of a claim or action covered by this Section would result in any ongoing liability to Google or would prejudice or have a detrimental impact on Google, and such liability, prejudice or impact can reasonably be expected to be material, Licensee will not settle such claim or action without Google’s prior written consent.

11	LIMITATION OF LIABILITY.

11.1 LIMITATION ON TYPE OF DAMAGES. EXCEPT IN RESPECT OF LICENSEE’S BREACH OF SECTION 2 HEREOF, LICENSEE’S LIABILITY FOR TAXES UNDER SECTION 5(e) HEREOF, EITHER PARTY’S BREACH OF SECTION 8 HEREOF, LICENSEE’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 10 HEREOF, GOOGLE’S INFRINGEMENT OF LICENSEE’S INTELLECTUAL PROPERTY RIGHTS (WHERE THE LICENSEE NON-ASSERT UNDER SECTION 7.3 HEREOF DOES NOT APPLY), LICENSEE’S INFRINGEMENT OF GOOGLE’S OR ITS LICENSORS’ OR SUPPLIERS’ INTELLECTUAL PROPERTY RIGHTS OR EITHER PARTY’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, NEITHER PARTY WILL IN ANY CIRCUMSTANCE BE LIABLE TO THE OTHER PARTY, OR TO ANY OTHER PERSON CLAIMING THROUGH SUCH OTHER PARTY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR OTHER DAMAGES OR EXPENSES OF A SIMILAR NATURE, INCLUDING BUT NOT LIMITED TO ANY LOSS OF PROFITS, SAVINGS, BUSINESS, DATA, REVENUE, EQUIPMENT, ANTICIPATED BENEFITS ARISING OUT OF THE USE OR INABILITY TO USE GOOGLE PRODUCTS, COSTS OF OVERHEAD, LOSS FROM ANY COMPLETE OR PARTIAL COMPUTER OR WORK STOPPAGE OR OTHER SIMILAR DAMAGES, WHETHER SUCH DAMAGES OR EXPENSES ARISE OUT OF CONTRACT (INCLUDING FUNDAMENTAL BREACH) OR TORT (INCLUDING NEGLIGENCE), AND EVEN IF EITHER PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.2 LIMITATION ON AMOUNT OF DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT IN RESPECT OF LICENSEE’S BREACH OF SECTION 2 HEREOF, LICENSEE’S LIABILITY FOR TAXES UNDER SECTION 5(e) HEREOF, EITHER PARTY’S BREACH OF SECTION 8 HEREOF, LICENSEE’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 10 HEREOF, GOOGLE’S INFRINGEMENT OF LICENSEE’S INTELLECTUAL PROPERTY RIGHTS (WHERE THE LICENSEE NON-ASSERT UNDER SECTION 7.3 HEREOF DOES NOT APPLY) OR LICENSEE’S INFRINGEMENT OF GOOGLE’S INTELLECTUAL PROPERTY RIGHTS, EACH PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY, OR TO ANY OTHER PERSON CLAIMING THROUGH SUCH OTHER PARTY, FOR ALL CLAIMS ARISING DURING THE INITIAL TERM OR ANY RENEWAL TERM WILL BE LIMITED TO $50,000.00. MULTIPLE CLAIMS WILL NOT INCREASE THIS LIMIT.

11.3 ACKNOWLEDGEMENT. EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY WOULD NOT ENTER INTO THIS AGREEMENT WITHOUT THE LIMITATIONS ON ITS LIABILITY SET FORTH IN THIS SECTION 11. THE LIMITATIONS AND EXCLUSIONS OF LIABILITY HEREIN WILL APPLY EVEN IF AN EXCLUSIVE REMEDY UNDER THIS AGREEMENT HAS FAILED OF ITS ESSENTIAL PURPOSE.

11.4 LICENSORS AND SUPPLIERS. TO THE MAXIMUM EXTENT PERMITTED BY LAW, (a) SECTION 11.1 HEREOF APPLIES TO GOOGLE’S LICENSORS AND THEIR SUPPLIERS; AND (b) GOOGLE’S LICENSORS AND THEIR SUPPLIERS MAY NOT BE HELD LIABLE UNDER THIS AGREEMENT.

12	Term and Termination.

12.1 Term. This Agreement will commence as of the Effective Date and, subject to the termination provisions in Section 12.2, will remain in effect as follows: (a) in perpetuity with respect to VP8 and VP9 (G1, H1 and G2, H2); and (b) until December 31, 2018, with respect to all other Hardware Products and Software Products.

12.2 Termination. This Agreement may be terminated as follows:

(a)	Either party may terminate this Agreement if the other party materially breaches this Agreement and fails to cure such breach within 15 days after written notice thereof by the non-breaching party.

(b)	Either party may terminate this Agreement by written notice to the other party if such other party becomes bankrupt or a receiver is appointed for all or a substantial part of such other party’s assets or business, or any order is made approving a petition or answer seeking reorganization of such other party under any applicable bankruptcy law.

(c)	Google may terminate the license to a specific ***** and Google determines, in its reasonable good faith judgment, that *****.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	Google may terminate this Agreement, with respect to the Sorenson Technology only, by 30 days’ prior written notice to Licensee if Google no longer has the right to grant to Licensee the licenses described in this Agreement with respect to the Sorenson Technology; provided, however, that Google shall use best efforts to maintain such right to so license the Sorenson Technology until October 17, 2012 (the “Sorenson Date”). If Google so terminates this Agreement with respect to the Sorenson Technology only, the provisions of Section 12.3 hereof shall apply only with respect to the Sorenson Technology, with the further adjustment that Licensee may meet any Licensee Product delivery obligations, and sell off any Licensee Product inventory, existing as of the date of Google’s termination notice.

(e)	Intentionally Deleted.

(f)	Intentionally Deleted.

(g)	In the case of termination of this Agreement by Google under Section 12.2(c), Licensee may, with respect to Licensee Product units in which the affected Google Video Product component have been disabled by a method described in Section 2.9(e) and subject to the other terms and conditions of this Agreement, continue to:

(A) Use (execute), integrate, reproduce and distribute such Licensee Product units after such termination,

(B) Modify Software Products for such Licensee Product units for a period of six (6) months after such termination; and(C) Modify Hardware Products for such Licensee Product units for a period of 6 months after such termination;

12.3 Events upon Termination or Expiration. Upon the termination or expiration of this Agreement for any reason, without prejudice to any other rights or remedies that either party may have, the following will occur:

(a)	Sections 1, 2.5, 2.6, 2.13, 2.14, 2.15, 5, 7, 8, 9, 10, 11, 12.3 and 13 of this Exhibit A, together with any provisions of other Exhibits to this Agreement that modify the foregoing provisions and together with any other provisions of this Agreement required for the construction or enforcement of the foregoing provisions, will survive.

(b)	The license rights granted to Licensee hereunder will terminate and Licensee will immediately cease all reproduction, distribution and use of the Google Products, Reference Code, Documentation, Tools,

Specifications and any other Google Confidential Information. Notwithstanding the foregoing, all sublicenses already granted by Licensee with respect to the Licensee Products and the Deliverables that were in compliance with this Agreement will remain in full force and effect in accordance with their terms.

(c)	Licensee will promptly return or destroy (upon Google’s written request), all copies of the Google Products, Reference Code, Documentation, Tools, Specifications and any other Google Confidential Information within Licensee’s possession or control. Upon Google’s request, Licensee will promptly provide Google with a written certification of Licensee’s compliance with the foregoing.

(d)	Each party will promptly return or destroy (upon the Disclosing Party’s written request) the Disclosing Party’s Confidential Information, including any materials created by the Recipient that incorporate such Confidential Information. Upon the Disclosing Party’s request, the Recipient will promptly provide the Disclosing Party with a written certification of the Recipient’s compliance with the foregoing.

(e)	Notwithstanding any provision to the contrary in this Agreement, except with respect to termination of this Agreement by Google under Section 12.2(a), termination of this Agreement shall not affect or impair Licensee’s rights to use, develop, manufacture, distribute, sublicense, and Sell, under the terms and conditions of this Agreement, Accelerated IC Products (i) that are Developed Accelerated IC Products at the date the termination becomes effective or (ii) that are not Developed Accelerated IC Products at the date the termination becomes effective but in which the Google Product functionality is not enabled at the time they become Developed Accelerated IC Products. Upon termination of this Agreement, (x) Licensee will discontinue using Google Products to develop Accelerated IC Products that are not Developed Accelerated IC Products at the date the termination becomes effective and (y) Licensee will discontinue using Google Products to develop new Accelerated IC Products. “Developed Accelerated IC Products” means Accelerated IC Products that have been commercially released or are in development but past the milestone in Licensee’s development process at which the specification of such Accelerated IC Product is frozen. “Accelerated IC Products” means any semiconductor products that Licensee develops or manufactures for Sale, demonstration or evaluation purposes in the course of its business implementing the Google Products functionality accelerated at RTL and Gate Level and controlled by Licensee’s enabling software.

In the event of a termination under Section 12.2(d), this Section 12.3 shall apply only with respect to the Sorenson Technology. In the event of a termination under Section 12.2(e), this Section 12.3 shall apply only with respect to the rights of Licensee under

Sections 2.1(a)(v), 2.1(b)(v) and/or 2.2(e) of this Agreement (as applicable). In the event that Licensee’s rights under this Agreement terminate under Section 7.3, this Section 12.3 shall apply as against Licensee, without prejudice to any other rights or remedies that Google may have.

13	Additional Terms.

13.1 Force Majeure. Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action or Internet disturbance) that (a) was beyond the party’s reasonable control and (b) the party was unable to avoid or cause to be avoided by the exercise of due diligence.

13.2 Construction. This Agreement has been negotiated by both parties, and no presumption will be drawn against either party based on its drafting of any particular provision hereof. The terms of this Exhibit A will control over any conflicting provision in any other Exhibit, unless expressly provided otherwise in such other Exhibit. The terms on any product order or similar document transmitted by either party will not modify the terms of this Agreement.

13.3 Assignment. Neither party may assign this Agreement or any part thereof without the prior written consent of the other party, except to an Affiliate. In any such assignment to an Affiliate, the assigning party will remain liable for obligations incurred under this Agreement prior to the date of assignment. If an assignment to an Affiliate is by Licensee, then prior to the date of assignment, Licensee will deliver to Google (a) a written notice of the assignment including all of the identifying and contact information corresponding to the information specified for Licensee on the first page of this Agreement, which information will, effective as of the date of assignment, be the assignee’s address and contact information for purposes of Section 13.7 (Notices), and (b) a written instrument under which the assignee agrees to be bound by the terms of this Agreement effective as of the date of assignment. Any attempt to assign this Agreement or any part thereof in violation of this Section is void.

13.4 Change of Control. Upon a change of Control of a party (for example, through a stock purchase or sale, merger or other form of corporate transaction), such party will provide written notice thereof to the other party within thirty days after the change of Control.

13.5 Equitable Relief. Google will be entitled to equitable relief, including injunctive relief without the posting of any security, to prevent any breach, infringement, or further breach or infringement of any Intellectual Property Rights or unauthorized disclosure of the Google Products, Reference Code, Documentation, Tools, Specifications or other Google Confidential Information. Google may specifically enforce such provisions or protect such rights by an action instituted in any court having competent jurisdiction. Licensee acknowledges that the Google Products, Reference Code, Documentation, Tools, Specifications and other Google Confidential Information have a special and unique character, giving it particular value, the loss of which cannot be reasonably or adequately compensated for in damages. Nothing in this provision will prevent Licensee from disputing the occurrence of such a breach or infringement.

13.6 Choice of Law, Jurisdiction and Venue. This Agreement is governed by California law, excluding California’s choice of law rules. The parties expressly exclude the application of the 1980 United Nations Convention on the International Sale of Goods. EXCEPT AS PROVIDED IN SECTION 13.5, FOR ANY DISPUTE RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.

13.7 Notices. All notices under this Agreement must be in writing and delivered personally, by recognized commercial courier or by certified or registered United States mail (return receipt requested), (a) to Google at 1600 Amphitheatre Parkway, Mountain View, California 94043, U.S.A. (Attention: General Counsel), with a copy sent by electronic mail to legal-notices@google.com; and (b) to Licensee at the address set forth on the first page of this Agreement (Attention: Contact person named on such page). Either party may change its address for notice purposes by written notice to the other party. Notice is effective on receipt.

13.8 No Waiver. Failure to enforce any provision of this Agreement will not constitute a waiver.

13.9 Amendments. This Agreement may be amended only by a written document signed by both parties.

13.10 Severability. If any provision of this Agreement is found unenforceable, it and any related provisions will be interpreted to best accomplish the unenforceable provision’s essential purpose.

13.11 No Agency. The parties are independent contractors, and this Agreement does not create an agency, partnership or joint venture. Neither party may legally bind the other party.

13.12 No Third Party Beneficiaries. There are no third party beneficiaries to this Agreement.

13.13 Exhibits. The Google Products licensed hereunder are attached as Exhibit B. Exhibit B-3 shall be effective retroactively to January 1, 2013.

License Agreement

Exhibit B-1

Technical Description

(Hantro G-Series 1 Decoder)

1.	Google On2 Product Description.

(a)	Name of On2 Product: Hantro G-Series 1 Decoder

(b)	Type of On2 Product: Hardware IP Core

(c)	Support:

G-Series 1 Decoder Format Support

Standard	Supported profiles and levels
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

*****

*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

(d)	Features:

G-Series 1 Decoder VP7/VP8 tools

Visual tool	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

G-Series 1 Decoder H.264/SVC tools and constraints

Tool	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

G-Series 1 Decoder MPEG-4 Visual tools

Visual tool	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****

G-Series 1 Decoder VC-1 profiles and tools

VC-1 Profile	Decoder support
*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

*****	*****

G-Series 1 Decoder MPEG-2 tools

Visual tool	Decoder support
*****	*****

*****	*****

G-Series 1 Decoder MPEG-1 tools

Visual tool	Decoder support
*****	*****

*****	*****

G-Series 1 Decoder RV tools

Visual tool	Decoder support
*****	*****

*****	*****

G-Series 1 Decoder VP6 tools

Visual tool	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

G-Series 1 Decoder AVS tools

Visual tool	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

*****	*****

*****	*****

*****	*****

G-Series 1 Decoder VP8 features
Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Decoder H.264/SVC/MVC features
Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****
3)	*****

G-Series 1 Decoder MPEG-4/H.263 features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Decoder VC-1 features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Decoder MPEG-2 features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

G-Series 1 Decoder MPEG-1 features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Decoder JPEG features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****

G-Series 1 Decoder Sorenson Spark features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1)	*****
2)	*****

G-Series 1 Decoder RV features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Decoder VP6/VP7 features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Decoder AVS features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

1)	*****
2)	*****

G-Series 1 Post-processor features

Feature	Post-processor support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

OpenMAX IL API video decoder features

Feature	Support
*****
*****	*****
*****	*****

*****
*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Communication modes
*****	*****
*****	*****
*****	*****

1)	*****

Product configuration

Feature	Configuration
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

1)	*****
2)	*****
3)	*****
4)	*****

2.	Deliverables.

(a)	Software:

(i)	*****

(ii)	*****

(iii)	*****

(b)	Documentation:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(vii)	*****

(viii)	*****

(ix)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(x)	*****

(xi)	*****

(xii)	*****

(xiii)	*****

(xiv)	*****

(xv)	*****

(xvi)	*****

(c)	Tools:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

3.	Essential Technologies.

(a)	MPEG-4:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(b)	H.263:

(i)	*****

(ii)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	H.264/SVC/MVC:

(i)	*****

(d)	VC-1:

(i)	*****

(e)	MPEG-2:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(f)	MPEG-1:

(i)	*****

(g)	SORENSON SPARK:

(i)	*****

(h)	JPEG:

(i)	*****

(i)	RealVideo:

(i)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(j)	Divx:

(i)	*****

(k)	AVS:

(i)	*****

(l)	VP6:

(i)	*****

(m)	VP7:

(i)	*****

(n)	VP8:

(i)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

License Agreement

Exhibit B-2

Technical Description

(Hantro H-Series 1 Encoder)

1.	Google Product Description.

(a)	On2 Product: Hantro H-Series 1 Encoder

(b)	Type of On2 Product: Hardware IP Core

(c)	Support:

H-Series 1 Encoder Format Support

Standard	Supported profiles and levels
*****	*****

*****	*****

*****	*****

(d)	Features:

H-Series 1 Encoder H.264 features

Feature	Encoder support
*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

H-Series 1 Encoder VP8 features

Feature	Encoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

H-Series 1 Encoder JPEG features

Feature	Encoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

H-Series 1 Encoder pre-processing features

Feature	Encoder support
*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

H-Series 1 Encoder video stabilization features

Feature	Encoder support
*****	*****

*****	*****

*****	*****

*****

*****	*****

H-Series 1 Encoder Connectivity features

Feature	Encoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****

OpenMAX IL API video encoder features

Feature	Support
*****
*****	*****
*****	*****
*****
*****
*****	*****

*****	*****

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

*****
*****	*****
*****	*****
*****	*****

1)	*****

Product configuration

Feature	Configuration
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

2.	Deliverables.

(d)	Software:

(i)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(ii)	*****

(iii)	*****

(e)	Documentation:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(vii)	*****

(viii)	*****

(ix)	*****

(f)	Tools:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

3.	Essential Technologies.

(a)	H.264/AVC:

(i)	*****

(b)	JPEG:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(i)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

License Agreement

Exhibit B-3

Technical Description

(Hantro G-Series 2 Decoder)

1.	Google Product Description.

(a)	Name of On2 Product: Hantro G-Series 2 Decoder

(b)	Type of On2 Product: Hardware IP Core

(c)	Support:

G-Series 2 Decoder Format Support 1)

Standard	Supported profiles and levels
*****	*****

*****	*****

1)	*****
2)	*****

(d)	Features:

G-Series 2 Decoder Features

Feature	Decoder support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****
2)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

G-Series 2 Post-processor Features 1)

Feature	Post-processor support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****

2.	Deliverables.

(e)	Software:

(i)	*****

(ii)	*****

(f)	Documentation:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(g)	Tools:

(i)	*****

(ii)	*****

(iii)	*****

3.	Essential Technologies.

(a)	H.265:

(i)	*****

(b)	VP6:

(i)	*****

(c)	VP7:

(i)	*****

(d)	VP8:

(i)	*****

(e)	VP9:

(i)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

License Agreement

Exhibit B-4

Technical Description

(Hantro H-Series 2 Encoder)

1.	Google Product Description.

(d)	Name of Google Product: Hantro H-Series 2 Encoder

(e)	Type of Google Product: Hardware IP Core

(f)	Support:

H-Series 2 Encoder Format Support 1)

Standard	Supported profiles and levels
*****	*****

*****	*****

1)	*****
2)	*****

(d)	Features:

H-Series 2 Encoder Features

Feature	Encoder support
*****	*****

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

*****	*****

*****	*****

1)	*****
2)	*****

H-Series 2 Pre-processor Features 1)

Feature	Post-processor support
*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

1)	*****

2.	Deliverables.

(e)	Software:

(i)	*****

(ii)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(f)	Documentation:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(g)	Tools:

(i)	*****

(ii)	*****

(iii)	*****

3.	Essential Technologies.

(a)	H.265:

(i)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ThirdAmended and Restated License Agreement

Exhibit C

RealNetworks, Inc. Pass-Through Terms

These RealNetworks, Inc. Pass-Through Terms relate to the Third Amended and Restated Licensing Agreement (“Agreement”), effective             , 2014 between Google Inc. (“Google”) and VeriSilicon Holdings Co., Ltd. (“Licensee”).

By executing this Exhibit C, the Parties hereby agree that the RealNetworks, Inc. - On2 Technologies (n/k/a Google Finland Oy) pass-through terms referred to in Section 4 of Exhibit B-1 are as set forth in this Exhibit C, and that Licensee will comply with all of such terms that are applicable to Interim Manufacturers or Final Manufacturers (as defined below). Unless otherwise expressly stated herein or in Addendum 1 to this Exhibit C, the meanings of the capitalized words used in this Exhibit C shall correspond to the definitions given to such words in the Agreement.

1.	Royalties.

(a)	If Licensee is a Final Manufacturer, Licensee shall pay to RealNetworks, Inc. (“RN”) a royalty of ***** ($*****) for each Unit (as defined in Addendum 1 hereto) distributed upon distribution of such Unit to the End User.

(b)	If Licensee is an Interim Manufacturer, Licensee shall contractually require its Final Manufacturer, upon distribution to such Final Manufacturer, to pay RN a royalty of ***** ($*****) for each Unit distributed upon distribution of such Unit to the End User.

“Interim Manufacturer” means a distributor who bundles Real Format Client Code (as defined in Addendum 1 hereto) (e.g., a Unit comprised of Google’s On2 Finland’s chipset design combined with Real Format Client Code) with such distributor’s product (e.g., a circuit board or chip) to create a component of a consumer device that ultimately will be distributed to an End User.

“Final Manufacturer” means a distributor who bundles Real Format Client Code (taken either directly from Google and/or its Affiliate Google Finland Oy (f/k/a On2 Technologies Finland Oy) or as part of a component received from an Interim Manufacturer) with other components to create a final consumer product that is intended for distribution to End Users (e.g., a cellular phone or personal media player).

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2. Contractual Terms.

Licensee, whether an Interim Manufacturer or a Final Manufacturer, shall not alter the Unit or embed the Unit in the Licensee Product (as defined in Addendum 1 hereto) in a way that causes the Unit to violate any term of the Agreement. If Licensee is an Interim Manufacturer, it shall also contractually prohibit its Final Manufacturer from altering the Licensee Product or the Unit or embedding the Licensee Product or the Unit in such Final Manufacturer’s product in a way that causes the Unit to violate any term of the Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Exhibit C in two (2) equal counterparts, one (1) for each Party, as of the day and year written below.

Signed on the day of , 2013, for and on behalf of VeriSilicon Holdings Co., Ltd.	Signed on the day of , 2013, for and on behalf of Google Inc. (on behalf of itself and its Affiliates)

by:	by:
Name:	Name:
Title:	Title:

ADDENDUM 1 TO EXHIBIT C:

FUNCTIONALITY, BRANDING AND REPORTING REQUIREMENTS ADDENDUM

This Functionality, Branding and Reporting Requirements Addendum (“Addendum”) is entered into by Google Inc., on behalf of itself and its Affiliate Google Finland Oy (f/k/a On2 Technologies Finland Oy) (“On2 Finland”) and the entity set forth below (“Licensee”), and is effective as of the last date signed below (“Addendum Effective Date”).

Recitals

RealNetworks, Inc. (“RN”) owns and distributes software products known as the Real Format Client Code (more precisely defined below);

RN has licensed to On2 Finland the right to use and distribute the Real Format Client Code for commercial use under a Real Format Client Code Commercial Agreement (“RFCC Commercial Agreement”);

On2 Finland’s rights under the RFCC Commercial Agreement include the right of sublicense of certain rights to the Real Format Client Code;

On2 Finland is obligated under the RFCC Commercial Agreement to execute this Addendum with each licensee;

In consideration for the mutual promises and covenants contained herein, the parties hereby acknowledge and agree to the following:

1.	Definitions

“End User” means a consumer user of a Unit, distributed directly or indirectly from Licensee, licensed to use any portion of the Real Format Client Code as part of a Unit for such End User’s own use, but not for resale, distribution, or use on behalf of any third party.

“Helix Community Website” means the website located at www.helixcommunity.org designated by RN for access to the Real Format Client Code.

“Non-PC Device” means any device that is not a PC and that is capable of running the Real Format Client Code.

“PC” means any multi-functional, general purpose personal computer or workstation, desktop tower, laptop or mini-laptop with qwerty keyboard and mouse functionality as the primary user input method, operating on an operating system such as Microsoft Windows, Apple MacOS, or Desktop Linux.

“RealMedia File Format” means the file format designed and developed by RN for storing multimedia data and used to store RealAudio and RealVideo encoded streams. Valid RealMedia File Format extensions include: .rm, .rmj, .rmc, .rmvb, .rms, .ra, .rv, .rax and .rvx.

“Real Format Client Code” means the software identified on the Helix Community Website as “Real Format Client Code” and which enables the playing back of content in RealMedia File Formats.

“Licensee Product” means Licensee’s software or hardware product with which Licensee intends to combine the Real Format Client Code.

“Underlying Agreement” means the agreement by and between On2 Finland and Licensee that this Addendum supplements.

“Unit” means the combination of any portion of the Real Format Client Code with a Licensee Product.

2.	Functionality and Branding Requirements and License to RN Marks

2.1 Functionality Requirements. If Licensee includes Real Format Client Code in any Unit that either is a Non-PC Device or is intended for use on a Non-PC Device, Licensee will implement the Real Format Client Code with at least the same level of accessibility as other codecs or file formats.

2.2 Branding Requirements. All Units that either are Non-PC Devices or are intended for use in connection with Non-PC Devices must follow the branding requirements set forth in Exhibit A to this Addendum. All other Units must follow the branding guidelines set forth in Exhibit B to this Addendum.

2.3 RN Marks. Licensee acknowledges that “Real®,” “RealNetworks®,” “Helix™”, “RealPlayer®”, “RealAudio®,” and “RealVideo®” and other marks and associated logos used by RN with the Real Format Client Code (collectively, the “RN Marks”) are trademarks of RN. On2 Finland hereby grants to Licensee a non-exclusive, nontransferable, nonsublicensable license to use the RN Marks solely in connection with Licensee’s marketing and distribution of Units. Licensee shall only use the RN Marks in the form and manner set forth in RN’s Trademark Usage Guidelines found at http://www.realnetworks.com/company/logos/policy.html. Licensee’s use of any RN Mark in connection with this Addendum shall not create any right, title or interest, in or to the use of the RN Marks and all such use and goodwill associated with the RN Marks will inure to the benefit of RN.

2.4 Proprietary Notices. Licensee and its employees and agents shall not remove or alter any proper trademark, copyright, or other proprietary notices on or in copies of the Real Format Client Code or any portion thereof.

2.5 Marketing Materials. In all marketing materials relating to any Unit, Licensee must attribute to the Real Format Client Code any functionality provided by the Real Format Client Code.

3.	Payments and Reporting

Licensee’s payment obligation for any Unit is triggered upon the first distribution of such Unit, whether first distribution is by Licensee or by Licensee’s distributor. For example: if a Unit is shipped by Licensee to a reseller and then to an End User, the royalty obligation is triggered upon Licensee’s distribution of the Unit to the reseller. Licensee shall make payments in US dollars on a quarterly basis as follows: within thirty days after the end of each quarter during the Term, Licensee will pay to RN royalties for all Units shipped during such quarter, less any credits against the royalty advance. Licensee may pay by check or wire transfer.

Checks must be sent to:

RealNetworks, Inc.

File 30136

P.O. Box 60000

San Francisco, CA 94160

Wire transfers must be sent to:

For Credit to RealNetworks, Inc Account #: 68441302

RE: On2 Technologies, Inc.

Bank of America – Seattle, WA Branch USA

ABA # for Wires 0260-0959-3

ABA # for ACH: 125000024

Swift code: BOFAUS3N

Within forty-five days after the end of each quarter, Licensee shall provide to both On2 Finland and RN a report containing all of the following information. Licensee shall send such reports to Google/On2 Finland at chromeosfinance@google.com, and to RN at royaltyreports@real.com:

1.	Date of report
2.	Period covered by report
3.	Licensee name
4.	Complete Licensee mailing address, including country
5.	Name of contact at Licensee
6.	Licensee contact’s title
7.	Licensee contact’s facsimile number
8.	Licensee contact’s email address

9.	For each Licensee Product:

(a)	Licensee Product name and model number
(b)	Customer names (if known)
(c)	For each known customer, the customer’s product name and model number (if known)
(d)	Destination countries for each customer product
(e)	Quantity of Units shipped by Licensee in the reporting period
(f)	Royalty rate
(g)	Royalties due to RN from Licensee

Notwithstanding the foregoing, if Licensee is an interim Manufacturer, it may, in lieu of providing the foregoing reports to Google and On2 Finland and RN, contractually require that its Final Manufacturer do so.

4.	Third Party Beneficiary

RN is a third party beneficiary of the Underlying Agreement with respect to this Addendum, and RN has full rights and authority to enforce Licensee’s obligations under this Addendum, but does not assume any of On2 Finland’s obligations under the Underlying Agreement.

INTENDING TO BE LEGALLY BOUND, the parties have executed this Addendum by their duly authorized representatives, to be effective as of the Addendum Effective Date.

[LICENSEE]	Google Inc. (for itself and for its Affiliate Google Finland Oy (f/k/a On2 Technologies Finland Oy)

Name of Entity:

Jurisdiction of Incorporation:

By:	By:
Print Name:		Print Name:
Title:		Title:
Date:		Date:
Address:
Address:
Address:
Telephone:
Fax:

EXHIBIT A TO ADDENDUM 1 TO EXHIBIT C:

BRANDING REQUIREMENTS FOR NON-PC DEVICES

Licensee shall abide by RN’s overall branding & trademark usage guidelines. These branding & trademark guidelines are subject to change at any time by RN. The overall branding, trademark usage guidelines, icons and logos can be found at http://www.realnetworks.com/company/logos/index.html. In addition, Licensee shall abide by the following branding and user interface requirements and provide a sample of each device once per calendar year during the term of this Agreement for RN’s internal testing and confirmation that the device meets the requirements set forth in the Underlying Agreement, to the following address:

RealNetworks, Inc.

Attn: Helix Community Manager

2601 Elliott Avenue

Seattle, Washington 98121

U.S.A.

1.	Definitions.

In addition to the capitalized terms defined elsewhere in this Addendum, the following terms used herein shall have the meaning ascribed to them below:

“Application Brand” means the End User recognizable, marketable name of an application represented by an icon viewable to the End User in the device.

“Active Application User Interface” means, with respect to any device where audio/video capabilities of multiple applications can be used, the application that is, at a specific moment, active and handling the user interface control.

“Real Format-Enabled Application” means an application enabled by Real Format Client Code.

2.	General Branding Requirements.

For any Real Format-Enabled Application, Licensee must use the Real Enabled Logo (Figure A on Addendum Exhibit B) as described in this Section 2.

2.1. When the Active Application User Interface is visible, Licensee’s implementation must always display the Real Enabled Logo, followed by a persistent Real Enabled Logo or other RN-determined comparable mark on the user interface while playing a RealAudio file, whether streamed or played locally. Licensee’s implementation must also always display the Real Enabled Logo or other RN-determined comparable mark on the user interface at the beginning of playback of a RealVideo file, whether streamed or played locally. Such use of the Real Enabled Logo shall be located either in the first layer of the device application grid or in a place in the second layer that Licensee and End User shall associate with substantially all media player applications (such as a media application folder).

2.2. Licensee must display the Real Enabled Logo and proprietary legal notices within the application-specific or product-specific dialog box of the device.

2.3. Licensee must display the Real Enabled Logo on all product packaging and collateral that accompanies the device. Licensee also has the option of including the Real Enabled Logo on the actual device.

2.4. Licensee must use the Real Enabled Logo for all RealAudio and RealVideo files that are displayed on the user interface of the device with the same level of visibility as other media format icons on the device. If the device does not support the display of file format graphics, then a text-only description must be displayed, stating the file is a RealAudio or RealVideo file.

3.	Third Party Application Brands

3.1 RN shall have the right to object to the use of the Real Format Client Code in applications included in Licensee Products if the planned Application Brand is, in RN’s opinion, in competition with any RN brand. For example, RN may object to the use of the Real Format Client Code with the use of the “QuickTime Player”.

3.2 Licensee shall discuss with RN its plans to use any Application Brand before any such plan is made public by Licensee. If RN objects to Licensee’s plans, the parties will discuss a resolution in good faith. RN shall have the final say in case there is no mutually-agreed resolution.

4.	Parity of Branding in Real Format-Enabled Applications

4.1 In any given Real Format-Enabled Application, the Real Enabled Logo will be greater than or on par with the branding of any other similar format type (e.g. 3gpp, mpeg-4, Windows Media, QuickTime).

4.2 In the event that Licensee includes, on any Licensee Product using the Real Format Client Code, a stand-alone media player with a third party’s Application Brand that is in direct competition with the RealPlayer, then Licensee shall include the Real Enabled Logo at least in parity with the branding provided for the third party’s standalone media player application.

EXHIBIT B TO ADDENDUM 1 TO EXHIBIT C:

BRANDING REQUIREMENTS FOR PCs

Licensee shall abide by RN’s overall branding & trademark usage guidelines. These branding & trademark guidelines are subject to change at any time by RN. The overall branding & trademark usage guidelines can be found at: http://www.realnetworks.com/company/logos/index.html.

In addition, Licensee shall abide by the following branding and user interface requirements:

The Real-Enabled logo (Figure A), or an RN-determined comparable mark, must be displayed on the user interface during any playback or streaming of media by use of the Unit and also at all times (static and playing states) when the user interface of the Unit is visible to the End User on screen. The minimum size of the logo should not be less than 36 x 45 pixels. Other brands must be placed in a different location. When clicked upon by the End User, the logo in Figure A shall be enabled to hyperlink to www.real.com, or another RN-related page to be determined by RN. Licensee must use the buffer screen (Figure B) provided by RN as a buffer screen during the buffer period before playback begins when playing RealMedia File Formats. The minimum size of the buffer screen to be displayed is 146 x 56 pixels, or 5.15 centimeters by 1.97 centimeters, whichever is greater.

Fig A.

Fig B.

Buffer Screen